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                            DARTMOUTH CAPITAL GROUP, L.P.


CONFIDENTIAL


March 21, 1997


Commerce Security Bancorp, Inc.
7777 Center Avenue
Huntington Beach, CA  92647

Attention:    Robert P. Keller
              President and Chief Executive Officer

Ladies and Gentlemen:

    On December 31, 1996, Dartmouth Capital Group, L.P. ("DCG") and Commerce Security Bancorp, Inc. (the "Company") entered into a standby commitment letter (the "Standby Commitment Letter"), whereby DCG committed to provide up to $7,600,000 of additional funding for the Company's proposed acquisition (the "Proposed Acquisition") of Eldorado Bancorp ("Eldorado") if the Company does not obtain regulatory approval for a Target Redemption Amount of at least $12,000,000. The Standby Commitment Letter was amended and restated effective January 14, 1997 to clarify certain interpretive issues. DCG and the Company desire to further amend the Standby Commitment Letter to alter the basis on which the Company can draw upon the Standby Commitment (as defined herein) and to alter the types of securities in which the funds drawn under the Standby Commitment shall be invested.

    In furtherance of the foregoing, the Standby Commitment Letter is hereby further amended and restated to read as follows:

   1. SECURITIES PURCHASE AGREEMENT. Reference is made to the Securities Purchase Agreement dated February 13, 1997 (as amended on March 21, 1997, the "Securities Purchase Agreement") by and among the Company, Madison Dearborn Capital Partners II, L.P., Olympus Growth Fund II, L.P., and the other parties named therein. Capitalized terms used in this Standby Commitment and not otherwise defined shall have the respective meanings assigned to such terms in the Securities Purchase Agreement.


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Commerce Security Bancorp, Inc.
March 21, 1997
Page 2



   2. STANDBY COMMITMENT. DCG hereby agrees to purchase up to $6,800,000 of Senior Securities (the "Standby Commitment") on the terms and conditions set forth in the Securities Purchase Agreement to the extent the Company draws on the Standby Commitment in accordance with the terms hereof. The Company, in its sole discretion, may draw upon the Standby Commitment to the extent (on a dollar-for-dollar basis) that the Company must reduce, in accordance with
Section 1(e) of the Securities Purchase Agreement, the aggregate Subscription Price payable by MDP and Olympus, and MDP and Olympus shall not have assigned to a third party the right to purchase Senior Securities.

   3. NOTICE OF STANDBY COMMITMENT DRAW. The Company shall notify DCG not less than twenty (20) business days prior to the Funding Date if the Company intends to draw on the Standby Commitment.

   4. DCG AS PURCHASER UNDER SECURITIES PURCHASE AGREEMENT. DCG agrees that if the Company draws on the Standby Commitment, DCG shall be bound as a Purchaser by all of the terms and conditions of the Securities Purchase Agreement as if it were an original signatory thereto, and DCG shall execute such instruments as the Company may reasonably request to confirm DCG's agreement to be bound by the Securities Purchase Agreement.

   5. EXPIRATION OF THE STANDBY COMMITMENT. The Standby Commitment will expire on the earlier of (x) the termination of the Securities Purchase Agreement and (y) the close of business (Pacific time) on the Funding Date.

   6. STANDBY COMMITMENT FEE. In consideration for providing the Standby Commitment, the Company shall pay to DCG in cash on the Funding Date an amount equal to the product of (x) $372.61 multiplied by (y) the number of days elapsed from December 31, 1996 to and including the Funding Date.

   7. EXPENSES. The Company shall, promptly upon DCG's request therefor, reimburse DCG for such reasonable legal, accounting and consulting fees as are incurred by DCG in connection with the Standby Commitment or the enforcement of this Standby Commitment Letter.

   8. GOVERNING LAW. This Standby Commitment Letter shall be governed by the internal laws of the State of Delaware.

   9. COUNTERPARTS. This Standby Commitment Letter may be executed in counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute one and the same instrument.


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Commerce Security Bancorp, Inc.
March 21, 1997
Page 3



    If the foregoing terms and conditions are acceptable to you, please so indicate by signing both of the enclosed copies of this letter where indicated and returning one to the undersigned, whereupon this Standby Commitment Letter shall be the binding obligation of the Company and DCG.


                                  Very truly yours,

                                  DARTMOUTH CAPITAL GROUP, L.P.


                                  By:  DARTMOUTH CAPITAL GROUP, INC.


                                       By:
                                            --------------------------
                                  Name:   Robert P. Keller
                                       Title:    President


Agreed To And Accepted As
Of The Date Above Written

COMMERCE SECURITY BANCORP, INC.



By:
    -----------------------------
     Name:  Robert P. Keller
     Title: President and
            Chief Executive Officer